EXHIBIT 10.15

PROMISSORY NOTE
US $200,000.00July 28, 2009

For value received MARANI BRANDS, INC., a Nevada corporation (the "Company"), hereby promises to pay to the order of MARTIN ERIC WEISBERG, a resident of the State of New York and his successors and/or assigns (the "Holder"), the principal sum of TWO HUNDRED THOUSAND U.S. DOLLARS ($200,000.00), and to pay interest on the outstanding principal amount of this Note, all as provided for in this Note.

1.Payment of Principal. The outstanding principal amount of this Note shall be payable in three (3) monthly installments of $5,000 each, which shall be due and payable on the 30 day of August, September and October 2009, and a final payment of $185,000, which shall be due and payable on the 30 day of November 2009 (the "Maturity Date").

2.Payment of Interest. Interest shall accrue on the outstanding principal amount of this Note at a rate of ten percent (10%) per annum (calculated on the basis of a year comprised of 12 months of 30 days), and shall be payable on the 30 day of each month, commencing with August 30, 2009, and on the Maturity Date. Interest shall accrue and be payable on demand on any amount of principal and, to the extent permitted by applicable law, interest and any other amounts payable by the Company hereunder until paid in full, at a rate of interest equal to fourteen percent (14%) per annum (calculated as aforesaid).

3.Prepayment. (a) The outstanding principal amount of this Note shall be prepayable at any time, in whole or in part (in multiples of $10,000), without any penalty or premium, at the option of the Company, upon not less than five (5) business days prior written notice to the Holder.

(b) The entire outstanding principal amount of this Note shall be mandatorily prepayable by the Company, concurrently with the closing of any financing by the Company which provides gross proceeds to the Company in excess of $1,000,000.

(c) All prepayments of the principal amount of this Note shall be accompanied by the concurrent payment of accrued interest on the amount of principal being prepaid.

4.Payments Generally. All amounts payable by the Company shall be paid in legal tender of the United States of America and in immediately available funds by wire transfer to a bank account specified by the Holder. Notwithstanding anything to the contrary set forth herein, in no event may any amount paid by the Company exceed the maximum amount of interest under applicable law.

5.Covenants and Conditions Precedent. For as long as any amounts are payable to the Holder under this Note remain outstanding and are not paid in full, the Company agrees and covenants that it shall cause (some of which, where indicated, shall also be a condition precedent to the making of the loan (the "Loan") which is evidenced in this Note):

(a) all existing indebtedness for borrowed money to be subordinated to the Secured Obligations (as defined in the Security Agreement) in a manner satisfactory to the Holder;

(b) Mr. Ara Zartarian to resign as President and Chief Executive Officer of the Company and Ms. Margrit Eyraud to be appointed and serve as the President and CEO of the Company (this shall be a condition precedent to the Loan);

(c) Ms. Margrit Eyraud to be elected and shall serve as a member of the Board of Directors of the Company and shall be elected Chairman of the Board of Directors (this shall be a condition precedent to the Loan);

(d) Mr. Ara Zartarian and Ms. Ani Kevorkian to grant a non-revocable proxy to vote or grant consents with respect to all shares of the Company's common stock now or hereafter owed by them to Ms. Margrit Eyraud (this shall be a condition precedent to the Loan);

(e) the Company and its subsidiaries not to issue any equity securities or any securities convertible into or exchangeable for any equity securities of the Company or any of its subsidiaries or incur any indebtedness for borrowed money (howsoever evidenced), unless the proceeds therefrom are used to prepay this Note, without the prior written consent of the Holder, which consent shall not be unreasonably withheld, except for equity securities issued to directors and officers, for which no consent be needed;

(f) the Company and its subsidiaries not to engage in any merger, acquisition of another entity, recapitalization or other similar transaction outside the normal course of business without the prior written consent of the Holder, which consent shall not be unreasonably withheld;

(g) the Company and its subsidiaries not to lease, transfer or dispose of any material assets, other than inventory in the ordinary course of business consistent with past practices, without the prior written consent of the Holder, which consent shall not be unreasonably withheld;

(h) the Company not to pay any cash dividends or make any other similar distributions to any of its stockholders;

(i) the Holder to have the right to have a designee attend all meetings of the Company's Board of Directors and any committees thereof;

(j) the Holder to receive on a timely basis all internally generated monthly financial statements and budgets as and when prepared by the Company;

(k) the Company and its subsidiaries not to change the nature of the Company's business or engage in any line of business which is different than their current business;

(1) the Company to within thirty (30) days of the date of this Note effectuate a 7 to 1 reverse stock split of its common stock; and

(m) all amounts of severance and accrued and unpaid compensation, now or hereafter existing to any of its officers to be fully subordinated to the repayment of all amounts due to the Holder under this Note; and

(n) the Company to only pay an amount of monthly compensation to its officers that has been approved by the Holder as of the date of this Note, which is set at $6,500 per month.

6. Events of Default. Upon the occurrence of any of the following events (each an "Event of Default"), the outstanding principal of this Note together with all accrued and unpaid interest shall become automatically due and payable, without notice, demand or protest of any kind or nature, all of which are hereby knowingly and irrevocably waived by the Company:

(a) the Company fails to pay any installment of the principal amount of this Note or any payment of interest when any such amount is due and payable hereunder; or

(b) the Company shall default or breach in its observance or performance of any covenant contained in this Note or the Security Agreement (as hereinafter defined), on its part to be observed or performed by the Company; or

(c) one of the Pledgors (as hereinafter defined) shall default or breach in the observance of any covenant contained in a Pledge Agreement (as hereinafter defined) to be observed or performed by such Pledgor; or

(d) the Company admits its inability to, or fails generally or is generally unable to, pay its debts as such debts become due, or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes a general assignment for the benefit of creditors, or applies for or consents to the appointment of any custodian, receiver, trustee (or other similar official) for the Company any of its properties or assets, or takes any action to authorize any of the actions or events set forth above in this paragraph (d); or

(e) an involuntary petition is filed against the Company (unless such petition is dismissed or discharged within forty-five (45) days after the commencement thereof) under any bankruptcy, reorganization, insolvency or moratorium law or any other similar law now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of the Company or any of its properties or assets and such petition is not dismissed within forty-five (45) days; or

(f)any representation or warranty made by the Company in this Note, the Security Agreement or in any document or instrument given to the Holder in connection with the loan transaction to which this Note relates, shall prove to have been false or misleading in any material respect.

7. Waiver of Demand. The Company hereby knowingly and irrevocably waives demand, notice, presentment, protest and notice of dishonor and/or protest in connection with this Note, whether now or hereafter required under applicable law, upon, and with respect to, the acceleration of this Note following the occurrence of an Event of Default.

8. In order to induce the Holder to make the Loan to the Company evidenced by this Note, the Company hereby represents and warrants to the Holder as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to own, lease and operate its assets and properties and to carry on its business as now being and as heretofore conducted. The Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which such qualification is required by law and is in good standing in each such jurisdiction.

(b) The Company has the requisite corporate power and authority and full legal capacity to enter into, execute and deliver this Agreement and the Security Agreement, to perform fully its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery and performance of this Agreement and the Security Agreement by the Company and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company by all necessary corporate action.

(c) No other action by the Company or consent from or notice to, or filing with any person or entity (other than filings that may be required under applicable securities law) is necessary or required in order for the Company to execute, deliver or perform this Agreement and the Security Agreement or to consummate the transactions contemplated hereby or thereby. Each of this Agreement and the Security Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding and valid obligation of the Company, enforceable against the Company in accordance with its terms.

(d) The execution, delivery and performance of this Agreement and the

Security Agreement by the Company and the consummation of the other transactions contemplated hereby and thereby by the Company will not conflict with, violate or result in the breach or termination or acceleration of the remedies of (i) any provision of the Certificate of Incorporation or By-Laws of the Company; (ii) any contract or agreement to which the Company is a party or by which the Company or any of its assets or properties are bound; or (iii) any permit, law or order or any judgment or decree applicable to the Company or any of its assets or properties.

9. Amendment; Waiver. Any amendment, modification or waiver of any term or provision of this Note shall only be effective if such amendment, modification or waiver is evidenced by an instrument in writing duly executed by each of the Company and the Holder. No waiver by a party of any provision of this Note shall be deemed to be a waiver of any preceding or subsequent breach of the same or similar nature or of any other provision of this Note. No waiver of this Note granted by the Holder shall constitute a continuing waiver. Any waiver shall be limited to the specific instance and purpose for which it is given. Any course of dealing between the Company and the Holder shall not be considered an amendment or modification of this Note or a waiver of any term or provision thereof.

10.Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard or reference to any of its choice of laws or conflicts of laws principles which would result in the application of the substantive laws of another jurisdiction.

11. Submission to Jurisdiction. Any legal action, suit or proceeding with respect to this Note shall be brought exclusively in the courts of the State of New York or the federal district courts of the United States of America for the Southern District of New York, and, by the execution and delivery of this Agreement, the Company hereby submits for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts, and does hereby knowingly and irrevocably waive any objection that the Company may have to the jurisdiction of said courts or, any objection to venue of said courts or any objection based on the grounds of forum non conveniens, which the Company now has or may hereafter have to the bringing of any such action, suit or proceeding in said courts.

12.WAIVER OF JURY TRIAL. THE COMPANY HEREBY KNOWINGLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

13.Costs of Enforcement. The Company shall pay to the Holder, on demand, all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Holder in connection with any action, suit or other proceeding to enforce any right or remedy of the Holder hereunder or under the Security Agreement or any of the Pledge Agreements. All rights and remedies of the Holder shall be cumulative and may be exercised singly or concurrently.

14.Security. This Note is secured by a Security Agreement dated as of the date hereof, by and between the Company and the Holder (the "Security Agreement"), and by separate Pledge Agreements each dated as of the date hereof (each a "Pledge Agreement"), by each of Margrit Eyraud, Ara Zartarian and Ani Kevorkian, on the one hand, and the Holder, on the other hand. The Holder of this Note is entitled to all of the benefits of, and the rights and remedies under, the Security Agreement and each of the Pledge Agreements

15.Drafting History. In resolving any dispute or controversy arising out of or relating to this Note or in connection with construing any term or provision in this Note, there shall be no presumption made or inference drawn because of the inclusion of a provision not contained in a prior draft or the deletion of a provision contained in a prior draft. The Company and the Holder acknowledge and agree that this Note was negotiated and drafted with each party being represented by competent legal counsel of its choice and with each party having an opportunity to participate in the drafting of the provisions hereof and shall therefore be interpreted and construed as if drafted jointly by the parties and not with any presumption against either of the parties.

16.Assignment. The rights and obligations of the Company and the Holder will be binding upon and inure to the benefit of their respective successors, assigns, heirs, and administrators; provided, however, that the obligations of the Company under this Note may not be assigned or transferred by the Company without the prior written consent of the Holder.

17.Severability. If one or more provisions of this Note is held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded or amended, so that this Note shall be enforceable in accordance with its terms. It is the intent of the Company and the Holder that this Note be enforced, in accordance with its terms, to the fullest extent permitted by applicable law.

18.Conflict. The Company acknowledges and agrees that the Holder provides legal services to the Company and that the Holder has informed the Company that the Holder is not providing any legal or other services to the Company in connection with this Note or the transaction contemplated hereby. The Company knowingly and irrevocably waives any claim to assist any defense against the enforcement of this Note or any of the Secured Obligations that the Holder has provided legal services to the Company.

19.Headings. The section headings contained in this Note are inserted herein for the purpose of convenience and reference only and they are not to be given any substantive effect, nor shall they be used or have any effect upon the construction or interpretation of any term or provision hereof.

IN WITNESS WHEREOF, this Note has been executed by a duly authorized officer of the Company as of the date of this Note.

MARANI BRANDS, INC.

By: s/s Ara Zartarian

                    Name: Ara Zartarian
Title: Chief Executive Officer / President